Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

Funko, Inc. is taxed as a corporation and pays corporate federal, state and local taxes on income allocated to it from FAH, LLC based upon Funko, Inc’s economic interest held in FAH, LLC. FAH, LLC is treated as a pass-through partnership for income tax reporting purposes. FAH, LLC’s members, including the Company, are liable for federal, state and local income taxes based on their share of FAH, LLC’s pass-through taxable income.

The Company recorded $1.4 million and $0.6 million of income tax expense for the three months ended March 31, 2019 and 2018, respectively.  The Company’s estimated annual effective tax rate for the three months ended March 31, 2019 was 16.7%. The Company’s estimated annual effective tax rate is less than the statutory rate of 21% primarily because the Company is not liable for income taxes on the portion of FAH, LLC’s earnings that are attributable to non-controlling interests.

During the three months ended March 31, 2019, the Company acquired an aggregate of 3.3 million common units of FAH, LLC in connection with the redemption of common units, which resulted in an increase in the tax basis of the Company’s investment in FAH, LLC subject to the provisions of the Tax Receivable Agreement.  As a result of these exchanges, during the three months ended March 31, 2019 the Company recognized an increase to its net deferred tax assets in the amount of $13.9 million, and corresponding Tax Receivable Agreement liabilities of $18.6 million, representing 85% of the tax benefits due to the Continuing Equity Owners.  There were no redemptions of FAH, LLC common units during the three months ended March 31, 2018.

11. Income Taxes

Income before income taxes consisted of (in thousands):

	Year Ended December 31,
	2018	2017	2016
Domestic	$22,157	$4,583	$26,880
Foreign	8,337	2,669	—
Income before income taxes	$30,494	$7,252	$26,880

Income Tax Expense

Funko, Inc. is taxed as a corporation and pays corporate federal, state and local taxes on income allocated to it from FAH, LLC based upon Funko, Inc’s economic interest held in FAH, LLC. FAH, LLC is treated as a pass-through partnership for income tax reporting purposes. FAH, LLC’s members, including the Company, are liable for federal, state and local income taxes based on their share of FAH, LLC’s pass-through taxable income. The results for the year ended December 31, 2017 reflect the U.K. Corporation Tax attributable to Funko UK, Ltd., but do not reflect the U.S. tax expense of FAH, LLC prior to the IPO, which as a pass-through entity, was not subject to U.S. income tax.

The components of the Company’s income tax expense consisted of the following (in thousands):

	Year Ended December 31,
	2018	2017	2016
Current income taxes:
Federal	$4,075	$1,178	$—
State and local	486	365	—
Foreign	1,758	952	—
Current income taxes	$6,319	$2,495	$—
Deferred income taxes:
Federal	$(803)	$(727)	$—
State and local	(70)	(16)	—
Foreign	(14)	(486)	—
Deferred income taxes	$(887)	$(1,229)	$—
Income tax expense	$5,432	$1,266	$—

A reconciliation of income tax expense from operations computed at the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2018	2017	2016
Expected U.S. federal income taxes at statutory rate	21.0%	34.0%	34.0%
State and local income taxes, net of federal benefit	1.1%	4.5%	0.0%
Foreign taxes	5.1%	6.4%	0.0%
Non-deductible expenses	4.3%	0.1%	0.0%
Enactment of the Tax Cuts and Jobs Act	0.0%	64.7%	0.0%
Change in valuation allowance	0.0%	-69.2%	0.0%
Non-controlling interest	-13.7%	-9.5%	0.0%
LLC flow-through structure	0.0%	-16.9%	-34.0%
Other, net	0.0%	3.4%	0.0%
Income tax expense	17.8%	17.5%	0.0%

Our effective income tax rate for 2018 and 2017 was 17.8% and 17.5%, respectively. The Company’s annual effective tax rate in 2018 and 2017 was less than the statutory rate of 21% and 34%, respectively, primarily because the Company is not liable for income taxes on the portion of FAH, LLC’s earnings that are attributable to non-controlling interests. In addition, the 2017 effective tax rate was impacted by the Tax Act and LLC flow through structure. The Tax Act reduces the U.S. federal corporate tax rate to 21%, which negatively impacted our effective tax rate by reducing our deferred tax assets. The non-controlling interest benefited our effective tax rate by reducing our allocable share of taxable income subject to U.S. federal, state and local income taxes. In 2017, the LLC flow-through structure benefited our effective tax rate as prior to the IPO we were subject to certain LLC entity-level taxes and foreign taxes but generally not subject to entity-level U.S. federal income taxes.

Deferred Income Taxes

The significant items comprising deferred tax assets and liabilities is as follows (in thousands):

	December 31,
	2018	2017
Deferred tax assets:
Investment in partnership	$18,290	$13,479
Tax Receivable Agreement liability	1,544	—
Stock-based compensation	456	85
Intangibles	—	151
Property and equipment	10	—
Other	51	—
Gross deferred tax assets	20,351	13,715
Valuation allowance	(8,803)	(8,862)
Deferred tax assets, net of valuation allowance	11,548	4,853
Deferred tax liabilities:
Investment in partnership	(4,146)	(5,290)
Property and equipment	—	(24)
Gross deferred tax liabilities	(4,146)	(5,314)
Net deferred tax liabilities	$7,402	$(461)

As of December 31, 2018 and 2017, the Company did not have any federal or state net operating loss carryforwards for income tax purposes.

The Company evaluates its ability to realize deferred tax assets on a quarterly basis and establishes a valuation allowance when it is more likely than not that all or a portion of a deferred tax asset may not be realized. As of December 31, 2018 and 2017, the Company recognized a deferred tax asset of $18.3 million and $13.5 million, respectively, associated with the basis difference in its investment in FAH, LLC upon acquiring these LLC interests. However, a portion of the total basis difference will only reverse upon the eventual sale of its interest in FAH, LLC, which we expect would result in a capital loss. As of December 31, 2018 and 2017, the Company established a valuation allowance in the amount of $8.8 million and $8.9 million, respectively, against the deferred tax asset.

Accounting for the Tax Cuts and Jobs Act

In December 2017, the Tax Act was passed. The Tax Act changed existing U.S. tax law, including U.S. corporate tax rates, business-related exclusions, and deductions and credits. The SEC issued Staff Accounting Bulletin No. 118 to address situations where the accounting under ASC Topic 740 is incomplete for certain income tax effects of the Tax Act upon issuance of an entity’s financial statements for the reporting period in which the Tax Act was enacted.

The accounting for the income tax effects of the Tax Act has been completed. The significant impacts from the Tax Act are primarily due to the lower U.S. federal corporate tax rate of 21%. The impact to the consolidated statement of operations was an additional $4.7 million of income tax expense recorded for the year ended December 31, 2017. This expense reflects the revaluation of our net deferred tax assets based on a U.S. federal corporate tax rate of 21%. No adjustments were made in 2018 to provisional amounts recorded in 2017 related to the Tax Act.

Uncertain Tax Positions

The Company regularly evaluates the likelihood of realizing the benefit from income tax positions that we have taken in various federal, state and foreign filings by considering all relevant facts, circumstances and information available. If the Company determines it is more likely than not that the position will be sustained, a benefit will be recognized at the largest amount that we believe is cumulatively greater than 50% likely to be realized.

The following table summarizes changes in the amount of the Company’s unrecognized tax benefits for uncertain tax positions for the three years ended December 31, 2018 and 2017 (in thousands):

	Year Ended December 31,
	2018	2017

Unrecognized tax benefits at January 1	$490	$—
Increases for positions taken in current year	—	490
Unrecognized tax benefits at December 31	$490	$490

Of the $0.5 million of unrecognized tax benefits as of December 31, 2018 and 2017, $0.2 million would impact the effective tax rate if recognized. There were no unrecognized tax benefits as of or for the year ended December 31, 2016.

Interest and penalties related to income tax matters are classified as a component of income tax expense.  As of December 31, 2018 and 2017, we have not recorded any interest or penalties as the amounts were not material.  Unrecognized tax benefits are recorded in other long-term liabilities on the consolidated balance sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The Company is subject to U.S. federal, state, and local income tax examinations by tax authorities for years after 2014 and subject to examination for all foreign income tax returns for fiscal 2017 and 2018. There were no open tax examinations at December 31, 2018 and 2017.

Tax Receivable Agreement

On November 1, 2017, the Company entered into the Tax Receivable Agreement with FAH, LLC and each of the Continuing Equity Owners that provides for the payment by the Company to the Continuing Equity Owners of 85% of the amount of tax benefits, if any, that it realizes, or in some circumstances, is deemed to realize, as a result of (i) future redemptions funded by the Company or exchanges, or deemed exchanges in certain circumstances, of common units for Class A common stock or cash, and (ii) certain additional tax benefits attributable to payments made under the Tax Receivable Agreement. FAH, LLC intends to have in effect an election under Section 754 of the Internal Revenue Code effective for each taxable year in which a redemption or exchange (including deemed exchange) of common units for cash or stock occurs. These tax benefit payments are not conditioned upon one or more of the Continuing Equity Owners maintaining a continued ownership interest in FAH, LLC. In general, the Continuing Equity Owners’ rights under the Tax Receivable Agreement are assignable, including to transferees of common units in FAH, LLC (other than the Company as transferee pursuant to a redemption or exchange of common units in FAH, LLC). The Company expects to benefit from the remaining 15% of the tax benefits, if any, that the Company may realize.

During year ended December 31, 2018, the Company acquired an aggregate of 1.4 million common units of FAH, LLC in connection with the redemption of common units, which resulted in an increase in the tax basis of our investment in FAH, LLC subject to the provisions of the Tax Receivable Agreement.  As a result of these exchanges, during the year ended December 31, 2018 the Company recognized an increase to its net deferred tax assets in the amount of $7.0 million, and corresponding Tax Receivable Agreement liabilities of $6.8 million, representing 85% of the tax benefits due to the Continuing Equity Owners.

As of and for the year ended December 31, 2017, the Company did not have any obligations recorded under the Tax Receivable Agreement.